September 29, 2017

ULTIMUS MANAGERS TRUST

LADDER SELECT BOND FUND

Supplement to the Statement of Additional Information (“SAI”)
Dated June 28, 2017, revised August 9, 2017

This supplement updates certain information contained in the SAI for the Ladder Select Bond Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund toll free at 1-888-859-5867.

The following changes are made in the section entitled “ADDITIONAL TAX INFORMATION”.

The following disclosure replaces, in its entirety, the fifth paragraph on page 42 of the SAI:

“If the Fund fails to meet either the asset diversification test with respect to a tax quarter or the source-of-income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow the Fund to retain its status as a “regulated investment company”. There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. In addition, there is a remedy for a de minimis failure of the asset diversification tests, which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.”

Investors should retain this supplement for future reference.

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